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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                     ------------

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                              DUNN COMPUTER CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE                                                         54-1424654
-------------------------                                             ----------
(STATE OF INCORPORATION)                                           (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

1306 SQUIRE COURT                                                          20166
STERLING, VIRGINIA                                                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


If this form relates to the                 If this form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon filing          securities and is to become
pursuant to General                         effective simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
the following box.  / /                     registration statement under the
                                            Securities Act of 1933 pursuant to
                                            General Instruction A(c)(2) please
                                            check the following box.  / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:  NONE

SECURITIES TO REGISTERED PURSUANT TO SECTION 12 (g) OF THE ACT:

COMMON STOCK, $.001 PAR VALUE


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              The information contained under the headings entitled "DESCRIPTION OF SECURITIES" - "Common Stock," and "DESCRIPTION OF SECURITIES" -- "Warrants" of the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-19635), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2.  EXHIBITS.

              1.   Certificate of Incorporation of Registrant, as amended.*
              2.   Bylaws of Registrant.**
              3.   Specimen Common Stock Certificate.***



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*        Filed as Exhibit 3.1 to the Registrant's Registration Statement on
         Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

** Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-15849), as amended, and incorporated herein by reference.

*** To be filed, by amendment, as Exhibit 4.3 to the Registrant's Registration Statement on Form SB-2 (registration No. 333-15849), as amended, and incorporated herein by reference.


                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DUNN COMPUTER CORPORATION
                                       (Registrant)


Dated:   March 19, 1997                     By:/s/ Thomas P. Dunne
                                               --------------------------------
                                                   Thomas P. Dunne
                                                   President